UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 7, 2008
Date of Report (Date of earliest event reported)
____________________

INTELGENX TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

6425 Abrams, Ville Saint Laurent, Quebec, H4S 1X9 Canada
(Address of principal executive offices and Zip Code)

(514) 331-7440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

IntelGenx Corp. (OTCBB:IGXT) ("IntelGenx") and Cary Pharmaceuticals ("Cary") today ratified the Definitive Agreement ("Agreement") originally signed on November 5, 2007 to jointly develop and commercialize Cary’s oral antidepressant ("CPI-300" or the "Product") using IntelGenx’s proprietary oral delivery technology.

Under the terms of the Agreement, IntelGenx will provide funding and development support for the Product and will be entitled to profit sharing. The parties anticipate that a New Drug Application ("NDA") will be filed with the United States Food and Drug Administration ("FDA") during the second half of 2008. Commercial launch of the Product is expected upon FDA approval in 2009.

Item 9.01 Financial Statements and Exhibits

(c)     Exhibits

Exhibit	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

By: /s/	Horst Zerbe
Horst Zerbe
Date: April 7, 2008	President and Chief
Executive Officer